April 21, 1997

Dear Stockholder:

         On behalf of the Board of Directors of PEMI BANCORP, INC. (the "Company") you are cordially invited to attend the Annual Meeting of Stockholders of the Company to be held on May 19, 1997 at 2:00 p.m. at the Plymouth Regional Senior Center, R.R. Depot Square, Plymouth, New Hampshire 03264.

         The Notice of the Annual Meeting and the Proxy Statement which are enclosed, describe the matters to be voted upon at the meeting. In addition to the specific items on our agenda, we will discuss generally the operations of the Company and its subsidiary, the Pemigewasset National Bank (the "Bank"). We welcome any appropriate questions you may have concerning the Company and the Bank, and we will provide time during the meeting for questions from stockholders.

         The Annual  Meeting of the  Company  has been called for the purpose of
(i) electing directors, (ii) ratifying the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors of the Company for the fiscal year ending December 31, 1997, and (iii) for transacting any other business that may properly come before the meeting or any adjournment thereof.

         The enclosed proxy is solicited on behalf of the Board of Directors of the Company, and the expense of the solicitation will be borne by the Company. Any person giving a proxy pursuant to this solicitation may revoke it at any time by written notice given prior to the Annual Meeting of Stockholders or the proxy may be withdrawn and you may vote in person should you attend the meeting. The enclosed proxy will be voted "FOR" the proposed slate of directors unless marked to the contrary. The Board of Directors of the Company currently consists of nine (9) directors, two of whom have been nominated for reelection along with a third individual who has been nominated for election at the 1997 Annual Meeting for a term of three (3) years. The Board of Directors has set the number of directorships at nine (9). The three (3) persons nominated for election at the 1997 Annual Meeting are: Frederick C. Anderson, James E. Currie and Milton
E. Pettengill.

         Unless marked to the contrary, the enclosed proxy will be voted "FOR" each of the proposals. If you are unable to attend, it is still important that your shares be represented at the Annual Meeting. Please execute and date the enclosed proxy and return it as soon as possible in the envelope provided.

                                                        Sincerely,


                                                        Fletcher W. Adams
                                                        President, Treasurer and
                                                        Chief Executive Officer

A copy of the Company's Annual Report to Stockholders, including financial statements of the Company for the fiscal year ended December 31, 1996, is enclosed.

                               PEMI BANCORP, INC.

                                 PROXY STATEMENT

                                     FOR THE

                         ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 19, 1997

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


         Notice is hereby given that the Annual Meeting of Stockholders of PEMI BANCORP, INC. (the "Company") will be held on May 19, 1997 at 2:00 p.m. at the Plymouth Regional Senior Center, R.R. Depot Square, Plymouth, New Hampshire 03264 for the following purposes:

    1. To elect three (3) directors; who, with the six (6) directors whose terms of office do not expire at this meeting, will constitute the full Board of Directors of the Company;

    2. To ratify the appointment of Shatswell, MacLeod & Company, P.C. independent public accountants, as auditors for the Company for the fiscal year ending December 31, 1997; and

    3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only holders of the Company's Common Stock of record at the close of business on April 4, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

         All stockholders who find it convenient to do so are urged to attend the meeting in person.

                                                       By Order of the
                                                       Board of Directors



                                                       FLETCHER W. ADAMS
                                                       President, Treasurer and
                                                       Chief Executive Officer






Note: Whether or not you plan to attend the meeting, please mark, date and sign the enclosed proxy and return it to the Company in the envelope accompanying this notice. If you are present at the meeting, you may vote in person even though you have sent a proxy. Any person may obtain the Company's Annual Report, the first copy of which will be provided free of charge, by contacting: Mary Durgin, Pemi Bancorp, Inc. 287 Highland Street, West Plymouth, New Hampshire 03264, telephone (603) 536-3339.

                                 Proxy Statement
                         Annual Meeting Of Stockholders
                             To Be Held May 19, 1997


         The accompanying proxy is solicited by the Board of Directors (the "Board of Directors") of PEMI BANCORP, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Plymouth Regional Senior Center, R.R. Depot Square, Plymouth, New Hampshire 03264, on May 19, 1997 at 2:00 p.m. and at any adjournment of the meeting.

         Only holders of record at the close of business on April 4, 1997 are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding 690,401 shares of Common Stock (the "Common Stock"). Each share of Common Stock is entitled to one vote, and a majority of the outstanding shares will constitute a quorum for transacting business at the Annual Meeting.

         The cost of the solicitation of proxies will be borne by the Company. In addition to this solicitation by mail being made initially on or about April 21, 1997, directors, officers, and regular employees of the Company and/or the Bank may make solicitations by telephone, telegraph, mail or personal interviews and arrangements may be made with banks, brokerage firms and others to forward proxy material to their principals. The Company will bear the expenses of any such additional solicitations. The Company presently estimates that the total cost for any such solicitation will not exceed $5,000.

         All stockholders regardless of whether or not they plan to attend the meeting in person are urged to send in proxies to assure a good representation of shares at the meeting. A proxy may be revoked by a stockholder at any time before it is exercised by: (i) filing a written request at or before the meeting with the Secretary of the Company; (ii) giving a duly executed proxy bearing a later date; or (iii) appearing personally at the meeting and giving a contrary vote.

RECENT DEVELOPMENTS

         On March 14, 1997, the Boards of Directors of the Company, the Bank, The Berlin City Bank ("Berlin"), a New Hampshire chartered commercial bank with its principal place of business in Berlin, New Hampshire and Northway Financial, Inc. ("Northway"), a New Hampshire corporation, which is being formed by Berlin to become a multi-bank holding company for Berlin and the Bank, executed a definitive agreement and plan of merger (the "Agreement").

         Pursuant to the terms of the Agreement, Northway will become the bank holding company for Berlin in a transaction whereby each issued and outstanding share of Berlin common stock will be exchanged for 16 shares of Northway common stock (the "Northway Common Stock"). Thereafter, Northway will acquire the common stock of the Company in a transaction whereby each share of the Company's common stock issued and outstanding prior to the effective time will be exchanged for 1.0419 shares of Northway Common Stock.

         The transaction, which is subject to approval by state and federal regulators and by the respective shareholders of each institution, has been structured to be tax-free to the shareholders of each institution.

         Upon consummation, the Board of Directors of Northway will consist of six of the current directors of Berlin and four of the current directors of the Company. William J. Woodward, the current Chairman, President and Chief Executive Officer of Berlin will serve as Chairman of the Board, President and Chief Executive Officer of Northway. Fletcher W. Adams, the current President and Chief Executive Officer of the Company and the Bank, will serve as Vice Chairman of the Board of Directors of Northway.

         The parties anticipate consummating the transactions contemplated by the Agreement in the second half of 1997. The financial information reflected in the Annual Report does not take into account the potential effects of such transaction.

         Shareholders of the Company will have the opportunity to consider and vote upon the Agreement at a Special Meeting of Shareholders to be called later this year.

                             PRINCIPAL STOCKHOLDERS

         The following table includes certain information as of April 4, 1997 regarding the principal stockholders of the Company. With the exception of the stockholders listed below, the Company is not aware of any beneficial owner of five percent (5%) or more of the Company's Common Stock.

Name and Address of                      Amount of Shares             Percent
Beneficial Owner                         Beneficially Owned(1)        Of Class
-------------------                      ---------------------        --------

American Global Insurance Co.                 43,200                  6.26%
c/o Fiduciary Trust Co. Int.
Two World Trade Center
New York, NY 10048

Fletcher W. Adams                             57,927(2)               8.39%
President, Treasurer and
Chief Executive Officer
of the Company and the Bank;
Director
----------
(1) Percentages are based upon the 690,401 shares of Common Stock outstanding as of April 4, 1997. The definition of a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to such security.

(2) Includes 44,250 shares owned individually by Mr. Adams, 4,000 shares owned jointly with his wife, 1,700 shares owned by his son, 1,700 shares owned by his daughter and 6,277 shares owned by an estate of which Mr. Adams is Trustee.

                                  PROPOSAL (1)
                              ELECTION OF DIRECTORS

         The Articles of Incorporation and Bylaws of the Company provide for the election of directors by stockholders. Pursuant to the Company's Articles of Incorporation and Bylaws, the number of directorships shall be not less than nine (9) or greater than twelve (12) as fixed from time to time by the Board of Directors. The Board of Directors has fixed the number of directorships at nine
(9). The Board of Directors of the Company is divided into three classes as nearly equal in number as possible. Classes of directors serve for staggered three year terms. The terms of office of the members of one class expire, and a successor class is to be elected at each annual meeting of stockholders. Vacant directorships may be filled, until the expiration of the term of the vacated directorship, by the vote of a majority of the directors then in office.

         There are three (3) directorships on the Board of Directors which are up for election this year and the following individuals have been nominated by the Board of Directors to serve for a three (3) year term: Frederick C. Anderson, James E. Currie and Milton E. Pettengill. James E. Currie and Milton
E. Pettengill currently serve as directors of the Company. Frederick C. Anderson has been nominated to serve as a director of the Company and currently serves as director of the Bank. Unless otherwise directed, the enclosed proxy will be voted "FOR" such nominees. In the event any one or more nominees is unable or declines to serve (events which are not anticipated), the persons named in the proxy may vote for some other person or persons. The persons receiving the largest number of votes cast shall be elected as directors.

                                    DIRECTORS

         The following table sets forth selected information relative to each nominee for election as a director at this Annual Meeting (the first three (3) directors listed), and all other directors who will continue their respective terms in office (the six (6) continuing directors).

                              NOMINEES FOR ELECTION


                                     Director of
                                     PEMI BANCORP,               Shares of
Name,                                INC. since and              Common Stock
Title and                            (Expiration                 Beneficially
(Principal                           Date of                     Owned As of                   Percentage
Occupation)              Age         Current Term)               April 4, 1997(1)              Of Class
-----------              ---         -------------               ----------------              --------
Frederick C.
Anderson(2)              45           N/A                        1,000(3)                      .14%



                                     Director of
                                     PEMI BANCORP,               Shares of
Name,                                INC. since and              Common Stock
Title and                            (Expiration                 Beneficially
(Principal                           Date of                     Owned As of                   Percentage
Occupation)              Age         Current Term)               April 4, 1997(1)              Of Class
-----------              ---         -------------               ----------------              --------

James E.
Currie                   73          1985                          3,600(5)                     .52%
Director(4)                          (1997)

Milton E.
Pettengill               70          1985                          8,800(7)                    1.28%
Chairman of                          (1997)
the Board of
Directors(6)

Andrew L.
Morse                    54          1996                          1,000(9)                     .14%
Director(8)                          (1999)

Ann M.                   52          1993                          2,450(11)                    .35%
Reever                               (1999)
Director(10)

Dean H.
Yeaton                   59          1986                          5,350(13)                    .78%
Director(12)                         (1999)

Fletcher W.
Adams                    60          1985                         57,927(15)                   8.39%
Director (14)                        (1998)

John H.
Noyes                    50          1994                         11,350(17)                   1.64%
Director(16)                         (1998)

Charles H.
Clifford, Jr.            61          1985                          2,400(19)                    .35%
Director(18)                         (1998)

All Directors as a group                                           93,877                     13.59%
Nine (9) Individuals                                               ======                     =====

----------
(1) Percentages are based upon the 690,401 shares of Common Stock outstanding as of April 4, 1997. The definition of beneficial owner includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power or investment power with respect to such security.

(2) Mr. Anderson serves as General Manager and CEO of New Hampshire Electric Cooperative, Inc.

(3)      All shares are owned individually by Mr. Anderson.

----------
Footnotes from previous page

(4)      Mr. Currie serves as Vice President of the Company.

(5) Includes 1,400 shares owned individually by Mr. Currie and 2,200 shares owned jointly with his wife.

(6) Mr. Pettengill served as President and Chief Executive Officer of the Company and the Bank.

(7) Includes 1,000 shares owned individually by Mr. Pettengill and 7,800 shares owned jointly with his wife.

(8)      Mr. Morse is the owner of Waynes Market and Woodstock Cheese Shoppe.

(9)      All shares are owned individually by Mr. Morse.

(10) Mrs. Reever is self employed business manager. She is a member of the Pemi-Baker Regional School Board and serves as a director of the Swift Water Girl Scout Council.

(11)     All shares are owned individually by Mrs. Reever.

(12) Mr. Yeaton is President of Yeaton Oil Company and serve as President of Dean H. Yeaton, Inc.

(13) Includes 1,500 shares owned individually by Mr. Yeaton, 500 shares held by the Dean H. Yeaton revocable trust, 1,000 shares owned by his wife and 2,350 shares owned jointly with his wife.

(14) Mr. Adams is President, Treasurer and Chief Executive Officer of the Company and the Bank, respectively.

(15) Includes 44,250 shares owned individually by Mr. Adams, 4,000 shares owned jointly with his wife, 1,700 shares owned by his son, 1,700 shares owned by his daughter and 6,277 shares owned by an estate of which Mr. Adams is Trustee.

(16) Mr. Noyes is President and Treasurer of Noyes Insurance Agency, Inc. Mr. Noyes also serves as President of Central Square Insurance, Inc.

(17)     All shares are owned individually by Mr. Noyes.

(18) Mr. Clifford is President of Clifford-Nicol Printing, Inc. Mr. Clifford serves as Secretary of the Company.

(19)     All shares are owned individually by Mr. Clifford.

         Listed below is a brief biographical description of each nominee for election as a Director at this Annual Meeting (the first three directors listed) and all other directors who will continue their respective terms in office.

NOMINEES

         Frederick C. Anderson has been a director of the Bank since January of 1997. Mr. Anderson has served as the General Manager and Chief Executive Officer of New Hampshire Electric Cooperative, Inc. since August 1992. Prior to that, he served as the Assistant General Manager of New Hampshire Electric Cooperative, Inc.

         James E. Currie has been a director of the Company since it was organized in 1985. Prior to retiring in July of 1986, Mr. Currie was Vice
President and Senior Loan Officer of the Bank. Mr. Currie also served as a director of the Bank from 1976 to 1996.

         Milton E. Pettengill has been the President, Chief Executive Officer and a director of the Company since it was organized in 1985. In January of 1990, he became Chairman of the Board of Directors of the Company. Mr. Pettengill has been with the Bank since 1951. He has been an executive officer of the Bank since 1974, and a director of the Bank since 1973. Retiring in January of 1990, he now serves as Chairman of the Board of the Bank.

CONTINUING DIRECTORS

         Mr. Morse has been a director of the Bank since January of 1996 and a director of the Company since May of 1996. Mr. Morse has been the owner of Waynes Market since 1991 and Woodstock Cheese Shoppe since 1995.

         Ann M. Reever has been a director of the Company and the Bank since 1993. Mrs. Reever, a self-employed business manager, has been a member of the Pemi-Baker Regional School Board since 1989 and a Director of the Swift Water Girl Scout Council since 1991.

         Dean H. Yeaton has been a director of the Company since 1986. Mr. Yeaton has been a director of the Bank since 1986. Mr. Yeaton is the President of Dean H. Yeaton, Inc., and the President of Yeaton Oil Company.

         Fletcher W. Adams has been a director of the Company since it was organized in 1985. From 1985 until 1990, Mr. Adams was the Executive Vice President of the Company. In January, 1990, Mr. Adams became President and Chief Executive Officer of the Company. Mr. Adams is also the President, Chief
Executive Officer and a director of the Bank. Mr. Adams joined the Bank as Executive Vice President in June of 1984. Prior to joining the Bank in June of 1984, Mr. Adams was the President of Adams Supermarket, Inc., a company which owned a supermarket. Mr. Adams has been a director of the Bank since 1973.

         John H. Noyes has been a director of the Company and the Bank since 1994. Mr. Noyes is the Treasurer of Noyes Insurance Agency, Inc. and since 1991 has served as President of Central Square Insurance, Inc.

         Charles H. Clifford, Jr., has been a director of the Company since it was organized in 1985. Mr. Clifford has been a director of the Bank since 1980. Mr. Clifford is a partner in the business firm of Clifford-Nicol Printing and is that firm's President.

EXECUTIVE COMPENSATION

         The following table sets forth for the fiscal years ended December 31, 1996, 1995 and 1994, respectively, the remuneration received by the President, Treasurer and Chief Executive Officer of the Company and Bank, respectively. No individual employed by the Bank or Company received more than $100,000 in compensation during fiscal years 1996, 1995 and 1994, respectively.

                           SUMMARY COMPENSATION TABLE
Name and
Principal Position               Year        Salary                   Bonus
------------------               ----        ------                   -----
Fletcher W. Adams                1996        $97,000(1)               $1,965(2)
President, Treasurer and         1995        $93,600(1)               $1,830(3)
Chief Executive Officer of       1994        $87,100(1)               $1,715(4)
the Company and the Bank

----------
(1) Includes salary and fees received for attendance at Board of Director Meetings of the Bank and Company, respectively.

----------
Footnotes from previous page

(2) This amount includes a bonus of $1,865 equal to one week of salary. Every full time employee of the Bank with seniority of one year or more received a year end bonus equivalent to one week of salary. This amount also includes a $100 Christmas bonus received by each full-time employee of the Bank with seniority of one year or more.

(3) This amount includes a bonus of $1,730 equal to one week of salary. Every full time employee of the Bank with seniority of one year or more received a year end bonus equivalent to one week of salary. This amount also includes a $100 Christmas bonus received by each full-time employee of the Bank with seniority of one year or more.

(4) This amount includes a bonus of $1,615 equal to one week of salary. Every full time employee of the Bank with seniority of one year or more received a year end bonus equivalent to one week of salary. This amount also includes a $100 Christmas bonus received by each full-time employee of the Bank with seniority of one year or more.

         In addition to the cash compensation paid to the executive officers of the Company and the Bank, Mr. Adams received group life, health, hospitalization and medical reimbursement insurance coverage. However, these plans do not discriminate in scope, terms, or operation, in favor of officers of the Company and the Bank and are available generally to all full-time employees.

PENSION PLAN

         The Bank has a qualified pension plan covering substantially all of its employees meeting certain eligibility requirements. Benefits paid under this plan are based on fifty percent (50%) of monthly compensation reduced by 1/20 for each year of service less than twenty (20) years.

         In March 1997, the Bank filed an application with the Internal Revenue Service (the "IRS") to resolve certain ambiguities and potential issues concerning the eligibility of its defined benefit pension and 401k plans. As reflected in footnotes to the Consolidated Financial Statements of the Company for the year-ended December 31, 1996, it is estimated that the sanction that would be imposed by the IRS to resolve these issues is between $25,000 and $200,000.

COMPENSATION OF DIRECTORS

         The directors of the Company and the Bank receive $300 for each Board of Directors meeting which they attend except for the Chairman of the Board of Directors who receives $500 and the Clerk of the Board of Directors who receives $375 for each Board of Directors meeting which they attend. In addition, members of various Board of Director's Committees receive a fee of $175 per committee meeting attended.

BOARD OF DIRECTORS MEETINGS

         During 1996, the Boards of Directors of the Bank and the Company met twelve (12) and five (5) times, respectively. All directors, while holding such positions, attended at least 75% of the meetings held.

         The following committees of the Bank assist the Board of Directors of the Bank in the discharge of its responsibilities. All members are appointed annually and serve until their successors are named. All committees report their deliberations and recommendations to the Board. The principal responsibility and membership of each committee are set forth below:

EXECUTIVE COMMITTEE

         The Executive Committee met ten (10) times this past year. The Committee members are: Charles H. Clifford, Jr., Andrew L. Morse, and Dean H. Yeaton.

         This Committee's primary responsibility is to act on behalf of the Board in its absence. The Committee is responsible for matters which require board review but arise between full board meetings. This Committee also coordinates the work of other committees.

DIRECTORS' LOAN REVIEW COMMITTEE

         The Directors' Loan Review Committee met fifty-two (52) times this past year. The Committee members are: Dean H. Yeaton, Ann M. Reever and John H. Noyes.

         The Committee's primary responsibility is to review the Bank's loan portfolio and approve loan requests over $100,000 and mortgage requests over $150,000. Moreover, this Committee ensures that the Bank's lending policies are adequate and that lending activities are conducted in accordance with the Bank's Loan Policy, applicable rules and regulations.

NOMINATIONS AND SALARY COMMITTEE

         The Nominations and Salary Committee met four (4) times this past year. The Committee members are: Charles H. Clifford, Jr., Andrew L. Morse and Ann M. Reever.

         This Committee's primary responsibility is to evaluate the performance of the Bank's officers and to establish Bank officer compensation. Additionally, the Committee oversees suggestions for Board Committee nominations.

EMPLOYEES PENSION TRUST COMMITTEE

         The Employees Pension Trust Committee met twice this past year. The Committee members are: Fletcher W. Adams and Andrew L. Morse.

         The Committee's primary responsibility is to oversee and monitor the Employee's Pension Trust (the "Trust") activities and to provide guidance to the Trust's investment practices.

AUDIT AND BOARD COMPLIANCE COMMITTEE

         The Audit and Board Compliance Committee met six (6) times this past year. The Committee members are: Andrew L. Morse, John H. Noyes and Charles H. Clifford, Jr.

         The  Committee   monitors  and  evaluates  the  Bank's  operations  and
compliance with board policies, applicable laws and regulations.

         This Committee is also responsible for engaging a reputable accounting firm to perform auditing services in compliance with the Office of the Comptroller of the Currency's guidelines and to assist the Bank and Company in the preparation of financial statements and annual reporting documents.

COMPLIANCE AND COMMUNITY REINVESTMENT ACT COMMITTEES

         The Management Compliance Committee and the Management CRA Committee each met four (4) times this past year. The Compliance and Community Reinvestment Act (CRA) Committee members are: Ann M. Reever, Andrew L. Morse and certain members of the Bank's management team.

         The Compliance Committee evaluates the Bank's compliance with state and federal banking regulations which affect the Bank and the Bank's performance in complying with same. The CRA Committee ensures that all credit functions are governed by appropriate consumer protection regulations.

ASSET/LIABILITY COMMITTEE

         The Asset/Liability Committee met eleven (11) times this past year. The Committee members are: John H. Noyes and certain members of the Bank's Management Team.

         This Committee is responsible for recommending policies and procedures to the Board of Directors which Management believes will enable the Bank to achieve its goal of earning a satisfactory and consistent level of profit. This Committee strives to protect the Bank's profits from exposure to interest rate risks and to protect the Bank's interest margins from uncontrolled erosion.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Some of the directors and executive officers of the Company and companies or organizations with which they are associated, have had, and may have in the future, banking transactions with the Bank in the ordinary course of the Bank's business. As of December 31, 1996, the Bank had outstanding $370,608 in loans to directors and executive officers of the Company and the Bank and immediate family members of such executive officers and directors, which represents 3.03% of capital.

         The federal banking laws and regulations limit the aggregate amount of indebtedness which banks may extend to bank insiders. Pursuant to such laws and regulations, banks may extend credit to executive officers, directors, principal stockholders or any related interest of such persons, if the extension of credit to such persons is in an amount that, when aggregated with the amount of all outstanding extensions of credit to such individuals, does not exceed the bank's unimpaired capital and unimpaired surplus. As of December 31, 1996, the aggregate amount of extensions of credit to insiders was well below this limit.

         All loans and commitments to loan to the Company's and Bank's directors, executive officers and their associates are made on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons and, in the opinion of Management, do not involve more than a normal risk of collection or, except as specified below, present other unfavorable features.

                                  PROPOSAL (2)
                            RATIFICATION OF AUDITORS

         Shatswell, MacLeod & Company, P.C. served as the Company's independent public accountants for the fiscal year ending December 31, 1996. The Board of Directors has appointed Shatswell, MacLeod & Company, P.C. as independent public accountants for the fiscal year ending December 31, 1997.

         The Company has been advised that a representative of Shatswell, MacLeod & Company, P.C. will be present at the Annual Meeting of Stockholders. They will be afforded the opportunity to make a statement, should they desire to do so, and respond to appropriate questions.

         The favorable vote of a majority of the shares represented at the meeting is required to ratify the appointment of Shatswell, MacLeod & Company, P.C.

                                  PROPOSAL (3)
                                  OTHER MATTERS

         The Board of Directors knows of no other matters which may be presented for consideration at the meeting. However, if any other matters properly come before such meeting, the persons named in the enclosed proxy will vote in their discretion on such matters.

                      THE BOARD OF DIRECTORS RECOMMEND THAT
               STOCKHOLDERS VOTE "FOR" PROPOSALS (1), (2) AND (3)

                             STOCKHOLDERS' PROPOSALS

     Stockholders' proposals intended to be presented at the Annual Meeting of Stockholders in 1998 must be received by the Company no later than December 31, 1997, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1998 Annual Meeting of Stockholders.

                                                PEMI BANCORP, INC.



                                                By----------------------------
                                                  FLETCHER W. ADAMS
                                                  Its President, Treasurer and
                                                  Chief Executive Officer

                          PROXY FOR 1997 ANNUAL MEETING
                                       OF
                               PEMI BANCORP, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                               PEMI BANCORP, INC.

         The undersigned holder(s) of the Common Stock of PEMI BANCORP, INC. do hereby nominate, constitute and appoint Ella B. Dunklee and Robert Rand jointly and severally, proxies with full power of substitution, for us and in our name, place and stead to vote all the Common Stock of said Company, standing in our name on its books on April 4, 1997 at the Annual Meeting of its stockholders to be held at the Plymouth Regional Senior Center, R.R. Depot Square, Plymouth, New Hampshire 03264 on May 19, 1997 at 2:00 p.m. or at any adjournment thereof with all the powers the undersigned would possess if personally present, as follows:

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                        "FOR" PROPOSALS (1) THROUGH (3).

1.       ELECTION OF DIRECTORS

         Proposal to elect three (3) persons to serve as directors of the Company. Such individuals are to serve for a three (3) year term and until their successors are elected and qualified and with the six (6) continuing directors whose terms of office do not expire at this meeting, will constitute the full Board of Directors of Pemi Bancorp, Inc.

NOMINEES:     To serve a three (3) year term:  Frederick C.  Anderson;  James E.
              Currie; and Milton E. Pettengill.

_______  FOR all nominees listed above.

FOR ALL NOMINEES EXCEPT:                ---------------------------------------
                                        ---------------------------------------

______WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES LISTED ABOVE.

2.       RATIFICATION OF APPOINTMENT OF AUDITORS

         Proposal to ratify the resolution adopted by the Board of Directors appointing the independent public accounting firm of Shatswell, MacLeod & Company, P.C. as independent auditors of PEMI BANCORP, INC. for the fiscal year ending December 31, 1997.

         [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

3.       OTHER BUSINESS

         Proposal to conduct whatever other business may properly be brought before the meeting or any adjournment thereof. Management at present knows of no other business to be presented by or on behalf of the Company or its management at the meeting. However, if any other matters are properly brought before the meeting, the persons named in this proxy or their substitutes will vote in accordance with their best judgment.

         [ ] FOR        [ ] AGAINST        [ ] ABSTAIN

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION
INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS (1) THROUGH (3).


DATE:__________                             ______________________________(L.S.)
                                            Signature

                                            ______________________________
                                            Print Name



DATE:__________                             ______________________________(L.S.)
                                            Signature


                                            ______________________________
                                            Print Name


PLEASE SIGN  AND  RETURN                     When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             give full  title.  If more than one
                                             trustee, all should sign. All joint
                                             owners should sign.


THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY WRITTEN NOTICE TO THE COMPANY OR MAY BE WITHDRAWN AND YOU MAY VOTE IN PERSON SHOULD YOU ATTEND THE ANNUAL MEETING.


          PLEASE CHECK BELOW IF YOU PLAN TO ATTEND THE ANNUAL MEETING.
                    [ ] I PLAN TO ATTEND THE ANNUAL MEETING.